Exhibit 99.2

HubSpot, Inc. Announces Pricing of Offering of $350 Million of Convertible Senior Notes

CAMBRIDGE, Mass., May 5, 2017 – HubSpot, Inc. (“HubSpot”) (NYSE: HUBS) today announced the pricing of $350 million aggregate principal amount of Convertible Senior Notes due 2022 (the “notes”) in a private offering (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The size of the transaction was increased from the previously announced aggregate principal amount of $300 million. HubSpot also granted the initial purchasers of the notes a 30-day option to purchase up to an additional $50 million aggregate principal amount of the notes solely to cover over-allotments, if any. The sale of the notes to the initial purchasers is expected to settle on May 10, 2017, subject to customary closing conditions, and is expected to result in approximately $340.0 million in net proceeds to HubSpot after deducting the initial purchasers’ discount and estimated offering expenses payable by HubSpot (assuming no exercise of the initial purchasers’ over-allotment option).

The notes will be senior, unsecured obligations of HubSpot. The notes will bear interest at a rate of 0.25% per year. Interest will be payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2017. The notes will mature on June 1, 2022, unless earlier repurchased or converted. HubSpot may not redeem the notes prior to their maturity.

The notes will be convertible at an initial conversion rate of 10.5519 shares of HubSpot’s common stock, per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $94.77 per share, which represents a conversion premium of approximately 35% to the last reported sale price of $70.20 per share of HubSpot’s common stock on the New York Stock Exchange on May 4, 2017).

Prior to the close of business on the business day immediately preceding February 1, 2022, the notes will be convertible at the option of the noteholders only upon the satisfaction of specified conditions and during certain periods. On or after February 1, 2022 until the close of business on the second scheduled trading day preceding the maturity date, the notes will be convertible at the option of the noteholders at any time regardless of these conditions. Conversions of the notes will be settled in cash, shares of HubSpot’s common stock, or a combination thereof, at HubSpot’s election.

In connection with the pricing of the notes, HubSpot entered into privately negotiated convertible note hedge transactions with respect to its common stock with the initial purchasers of the notes and their affiliates (the “option counterparties”). The convertible note hedge transactions are expected generally to reduce potential dilution to our common stock upon conversion of any notes and/or offset any potential cash payments HubSpot is required to make in excess of the principal amount of converted notes, as the case may be. HubSpot also entered into privately negotiated warrant transactions with the option counterparties pursuant to which HubSpot will sell warrants for the purchase of its common stock. However, the warrant transactions could separately have a dilutive effect to the extent that the market value per share of the common stock exceeds the strike price of the warrants. The strike price of the warrant transactions will initially be approximately $115.83 per share, which represents a premium of approximately 65% over the last reported sale price of HubSpot’s common stock on May 4, 2017, and is subject to certain adjustments under the terms of the warrant transactions. If the initial purchasers exercise their over-allotment option, HubSpot expects to enter into additional convertible note hedge transactions and additional warrant transactions with the option counterparties.

HubSpot expects that, in connection with establishing their initial hedges of the convertible note hedge and warrant transactions, the option counterparties or their respective affiliates will purchase shares of HubSpot’s common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time. In addition, HubSpot expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling the common stock or other securities of HubSpot in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so following a conversion of the notes or during any observation period related to a conversion of notes). This activity could also cause a decrease or avoid an increase in the market price of the common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the notes.

HubSpot expects to use approximately $17.4 million of the net proceeds of the offering of the notes to pay the net cost of the convertible note hedge transactions described above (after such cost is partially offset by the proceeds to HubSpot of the warrant transactions described above), and to use the remainder of the net proceeds from the offering of notes for general corporate purposes.

The notes were only offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the notes nor the shares of HubSpot’s common stock potentially issuable upon conversion of the notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About HubSpot

HubSpot is a leading inbound marketing and sales platform. Over 31,000 total customers in over 90 countries use HubSpot’s award-winning software, services, and support to create an inbound experience that will attract, engage, and delight customers.

Cautionary Language Concerning Forward-Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.

Forward-looking statements generally relate to future events or our future financial or operating performance. These forward-looking statements include, but are not limited to, statements regarding the proposed terms of the notes, the size of the notes offering, including the over-allotment option to the initial purchasers, the extent, and potential effects, of convertible note hedge and warrant transactions, the potential dilution to HubSpot’s common stock, the conversion price for the notes and the expected use of the proceeds from the sale of the notes, and other statements contained in this press release that are not historical facts. In some cases, you can identify forward-looking statements because they contain words such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, our history of losses, our ability to retain existing customers and add new customers, the continued growth of the market for an inbound platform; our ability to differentiate our platform from competing products and technologies; our ability to manage our growth effectively to maintain our high level of service; our ability to maintain and expand relationships with our marketing agency partners; our ability to successfully recruit and retain highly-qualified personnel; the price volatility of our common stock, and other risks set forth under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed on May 2, 2017 and our other SEC filings. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We assume no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.